Natural Health Trends Announces Third Quarter 2008 Results

DALLAS, TX -- 11/10/2008 -- Natural Health Trends Corp. (NASDAQ: BHIP) today announced its financial results for the quarter ended September 30, 2008. The company generated sales in the third quarter of 2008 of $11.0 million, and its operating loss totaled $1.3 million.

Chris Sharng, the company's president, said, "As we had anticipated, in the third quarter our sales were impacted by a summer lull that we have seen before and the extraordinary event of the Beijing Olympic Games. Despite the distraction of the Games, the Greater Chinese sales were stable compared to the first half. Also contributing to sales was the emerging and quickly growing Russian business. Furthermore, we expect the many marketing events we have planned for the fourth quarter will restart the momentum."

"We have several margin improvement measures that will be implemented in the next few weeks which we think will favorably influence our gross profit margin and commissions payout. In addition, I believe our company may benefit from the global economic slowdown as our members become more motivated to supplement their income and find that this business provides them with the opportunity."

The company plans to host a conference call at 11:30 a.m. EST, November 11, 2008. Those who wish to participate may call telephone number (866) 672-2663, or (973) 582-2772 for international callers, 15 minutes before 11:30 a.m. EST. Callers will need to give the conference identification number, which is 72471442. If you cannot participate in the call, but wish to hear it, you may log in to the company's homepage at www.naturalhealthtrendscorp.com and click on the conference call 1 1/2 hours after the completion of the call.

About Natural Health Trends Corp.

Natural Health Trends Corp. is an international direct-selling and e-commerce company operating through its subsidiaries throughout Asia, North America, and Europe. The company markets premium quality personal care products under the NHT Global brand. Additional information can be found on the company's website, and management encourages interested parties to register for updated corporate information via email on the company's home page, www.naturalhealthtrendscorp.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 -- Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such risks and uncertainties include the risks and uncertainties detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed on March 31, 2008, with the Securities and Exchange Commission. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

                       NATURAL HEALTH TRENDS CORP.

                  CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                    (In Thousands, Except Share Data)

                                                    June 30,    September
                                                      2008       30, 2008
                                                  -----------  -----------

                           ASSETS
Current assets:
  Cash and cash equivalents                       $     5,209  $     3,969
  Restricted cash                                         201          227
  Accounts receivable                                     314          222
  Inventories, net                                      2,875        1,974
  Other current assets                                  1,103          894
                                                  -----------  -----------
Total current assets                                    9,702        7,286
Property and equipment, net                             1,343        1,321
Goodwill                                                1,764        1,764
Intangible assets, net                                  2,200        2,000
Restricted cash                                         3,766        3,678
Deferred tax assets                                       187          164
Other assets                                            2,002        1,657
                                                  -----------  -----------
Total assets                                      $    20,964  $    17,870
                                                  ===========  ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                $     1,472  $     1,387
  Income taxes payable                                    391          376
  Accrued distributor commissions                       1,512        1,063
  Other accrued expenses                                2,980        2,806
  Deferred revenue                                      2,598        2,116
  Current portion of convertible debentures,
   net of discount of $541 and $609 at June 30,
   2008 and September 30, 2008, respectively              876        1,339
  Other current liabilities                             3,362        3,192
                                                  -----------  -----------
Total current liabilities                              13,191       12,279
Convertible debentures, net of discount of $2,833
 and $2,302 at June 30, 2008 and September 30,
 2008, respectively                                         -            -
                                                  -----------  -----------
Total liabilities                                      13,191       12,279
Commitments and contingencies
Minority interest                                          37           34
Stockholders' equity:
  Preferred stock, $0.001 par value; 5,000,000
   shares authorized; 1,761,900 shares
   designated Series A convertible preferred
   stock, 138,400 shares issued and outstanding
   at June 30, 2008 and September 30, 2008,
   aggregate liquidation value of $259                    124          124
  Common stock, $0.001 par value; 50,000,000
   shares authorized; 10,359,626 and 10,343,582
   shares issued and outstanding at June 30,
   2008 and September 30, 2008, respectively               10           10
  Additional paid-in capital                           79,451       79,579
  Accumulated deficit                                 (72,766)     (75,082)
  Accumulated other comprehensive income:
    Foreign currency translation adjustments              917          926
                                                  -----------  -----------
Total stockholders' equity                              7,736        5,557
                                                  -----------  -----------
Total liabilities and stockholders' equity        $    20,964  $    17,870
                                                  ===========  ===========

                        NATURAL HEALTH TRENDS CORP.

            CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (In Thousands, Except Per Share Data)

                                                     Three Months Ended
                                                  ------------------------
                                                    June 30,    September
                                                      2008       30, 2008
                                                  -----------  -----------

Net sales                                         $    12,323  $    11,016
Cost of sales                                           3,445        3,050
                                                  -----------  -----------
Gross profit                                            8,878        7,966
Operating expenses:
  Distributor commissions                               4,600        4,573
  Selling, general and administrative expenses
   (including stock-based compensation expense of
   $129 and $128 during the three months ended
   June 30, 2008 and September 30, 2008,
   respectively)                                        4,272        4,358
  Depreciation and amortization                           366          338
  Impairment of long-lived assets                           4            2
                                                  -----------  -----------
Total operating expenses                                9,242        9,271
                                                  -----------  -----------
Loss from operations                                     (364)      (1,305)
Other expense:
  Loss on foreign exchange                               (118)        (345)
  Interest income                                          33           18
  Interest expense (including amortization of debt
   issuance costs and accretion of debt discount
   of $449 and $559 during the three months ended
   June 30, 2008 and September 30, 2008,
   respectively)                                         (556)        (666)
  Other                                                   (22)          19
                                                  -----------  -----------
Total other expense, net                                 (663)        (974)
                                                  -----------  -----------
Loss before income taxes and minority interest         (1,027)      (2,279)
Income tax provision                                      (42)         (37)
                                                  -----------  -----------
Net loss                                               (1,069)      (2,316)

Preferred stock dividends                                  (4)          (4)
                                                  -----------  -----------
Net loss attributable to common stockholders      $    (1,073) $    (2,320)
                                                  ===========  ===========

Loss per share - basic and diluted                $     (0.11) $     (0.24)
                                                  ===========  ===========

Weighted-average number of shares outstanding           9,619        9,719
                                                  ===========  ===========

                        NATURAL HEALTH TRENDS CORP.

            CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                              (In Thousands)

                                                     Three Months Ended
                                                  ------------------------
                                                    June 30,    September
                                                      2008       30, 2008
                                                  -----------  -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $    (1,069) $    (2,316)
Adjustments to reconcile net loss to net cash
 used in operating activities:
  Depreciation and amortization of property and
   equipment                                              166          138
  Amortization of intangibles                             200          200
  Amortization of debt issuance costs                      76           96
  Accretion of debt discount                              373          463
  Stock-based compensation                                129          128
  Impairment of long-lived assets                           4            2
Changes in assets and liabilities:
  Accounts receivable                                      36           73
  Inventories, net                                        (69)         828
  Other current assets                                    638          193
  Other assets                                             83          143
  Accounts payable                                       (410)         (70)
  Income taxes payable                                    (16)           7
  Accrued distributor commissions                        (121)        (406)
  Other accrued expenses                                 (294)        (143)
  Deferred revenue                                         46         (471)
  Other current liabilities                                84         (157)
                                                  -----------  -----------
Net cash used in operating activities                    (144)      (1,292)
                                                  -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                    (140)        (130)
  Decrease in restricted cash                             614          (42)
                                                  -----------  -----------
Net cash provided by (used in) investing
 activities                                               474         (172)
                                                  -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from debt                                      145            -
  Payments on debt                                                    (145)
                                                  -----------  -----------
Net cash provided by (used in) financing
 activities                                               145         (145)
                                                  -----------  -----------

Effect of exchange rates on cash and cash
 equivalents                                               77          369
                                                  -----------  -----------
Net increase (decrease) in cash and cash
 equivalents                                              552       (1,240)
CASH AND CASH EQUIVALENTS, beginning of period          4,657        5,209
                                                  -----------  -----------
CASH AND CASH EQUIVALENTS, end of period          $     5,209  $     3,969
                                                  ===========  ===========

Contact:

Jean Bono
Natural Health Trends Corp.
investor.relations@nhtglobal.com